For period ending January 31, 2007                UBS PACE Select Advisors Trust

File number 811-8764	Exhibit 77Q.1


SUB-ADVISORY AGREEMENT

Agreement made as of September 30, 2006 between UBS Global Asset Management (Americas) Inc. (UBS Global Americas), a Delaware corporation, and BlackRock Financial Management, Inc. (Sub-Adviser), a Delaware corporation (the Agreement).

RECITALS
(1) UBS Global Americas has entered into a Management Agreement dated April 1, 2006 (Management Agreement) with UBS PACE Select Advisors Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to UBS PACE Intermediate Fixed Income Investments (Portfolio);
(2) UBS Global Americas is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global Americas and the Portfolio or a designated portion of the assets of the Portfolio (Segment);
(3) UBS Global Americas desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global Americas and the Portfolio; and
(4) The Sub-Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, UBS Global Americas and the Sub-Adviser agree as follows:

1. Appointment. UBS Global Americas hereby appoints the Sub-Adviser as an investment Sub-Adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.
(a) Subject to the supervision and direction of the Trusts Board of Trustees (the Board) and review by UBS Global Americas, and any written guidelines adopted by the Board or UBS Global Americas, the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment.
The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (Code).
The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement).
(b) The Sub-Adviser agrees that it will not consult with any other Sub-Adviser (Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.
(c) The Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and that shall be acceptable to the Board. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.
(d) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global Americas recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.
Subject to the Sub-Advisers obligations to seek best execution, UBS Global Americas agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust or with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the Affiliated Broker-Dealers) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission (Form ADV)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global Americas, the Portfolio or the Trust.
UBS Global Americas further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the Cross Transactions) on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global Americas, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.
(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to Rule 31a-1(b)(2)(ii), (3), (5), (6), (7), (9) and (10)
under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global Americas with such periodic and special reports as the Board or UBS Global Americas reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio or Segment are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio or Segment and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio or Segment upon request by the Trust.
(f) At such times as shall be reasonably requested by the Board or UBS Global Americas, the Sub-Adviser will provide the Board and UBS Global Americas with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global Americas any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trusts
Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global Americas; and will comply with the requirements of the 1940 Act, Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global Americas agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By Laws, Registration Statement, written instructions and directions of the Board and UBS Global Americas, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global Americas (other than UBS Financial Services Inc. and UBS Global Americas itself).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global Americas.

5. Compensation.
(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global Americas, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate listed on Schedule A of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.
(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
(c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation Of Liability.
(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global Americas in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.
In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code.
Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:
(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global
Americas of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.
(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global Americas and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global Americas that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global Americas, the Sub-Adviser shall permit UBS Global Americas, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Advisers code of ethics.
(c) The Sub-Adviser has provided UBS Global Americas with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission (SEC), and promptly will furnish a copy of all amendments to UBS Global Americas at least annually.
(d) The Sub-Adviser will notify UBS Global Americas of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.
(e) UBS Global Americas and the Sub-Adviser agree that neither of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.
(a) This Agreement shall become effective upon the consummation of the anticipated transaction that may be interpreted as possibly involving a change in control of the Sub-Advisor resulting in the automatic termination of the prior agreement between the parties hereto, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global Americas has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.
(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.
(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global Americas: (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global Americas, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global Americas. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio.

10.	Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

13. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global Americas upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global Americas will be sent to the attention of the General Counsel,51 West 52nd Street, New York, New York 10019. All notices provided to the Sub-Adviser will be sent to the attention of Robert Connolly, General Counsel.

In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019
By: /s/ Eric Sanders
Name: Eric Sanders
Title: Director & Assoc. Gen Counsel
By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Executive Director & Sr. Assoc. Gen. Counsel


Attest:
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York  10022
By: /s/ Deirdre Curry
Name: Deirdre Curry
Title: Director
By: /s/ Robert Capaldi
Name: Robert Capaldi
Title: Managing Director


Schedule A
20 basis points (0.20%) on the average daily net assets of the Portfolio or Segment allocated to its management up to and including $120,000,000
10 basis points (0.10%) on the average daily net assets of the Portfolio or Segment allocated to its management exceeding $120,000,000


For period ending January 31, 2007                                 Exhibit 77Q.1
File number 811-8764

SUB-ADVISORY AGREEMENT

Agreement made as of December 13, 2006 between UBS Global Asset Management (Americas) Inc. (UBS Global Americas), a Delaware corporation, and Fischer Francis Trees & Watts, INC. (FFTW (NY)), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts (FFTW (UK)), a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts, Pte Ltd (FFTW (Singapore)), a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha (FFTW (Japan)), a Japanese corporation (referred to collectively as the Sub-Adviser) (the Agreement).

RECITALS
(1) UBS Global Americas has entered into a Management Agreement dated April 1, 2006 (Management Agreement) with UBS PACE Select Advisors Trust (formerly known as Managed Accounts Services Portfolio Trust (Trust)), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to UBS PACE Global Fixed Income Investments (Portfolio);
(2) UBS Global Americas is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global Americas and the Portfolio;
(3) UBS Global Americas desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global Americas and the Portfolio; and
(4) The Sub-Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, UBS Global Americas and the Sub-Adviser agree as follows:

1. Appointment. UBS Global Americas hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.
(a) Subject to the supervision and direction of the Board and review by UBS Global Americas, and any written guidelines adopted by the Board or UBS Global Americas, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets (Segment) of the Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. UBS Global Americas acknowledges that the Sub-Adviser may consult with its affiliates in connection with providing such investment program, while retaining the responsibility for making investment decisions on behalf of the Portfolio. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser has authority to review and execute all industry agreements with banks, brokers, dealers and other financial intermediaries necessary to perform its duties under this Agreement. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (Code). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement).
(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser for the Trust or Portfolio (Other Sub-Adviser) concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.
(c) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global Americas recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.
(d) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global Americas with such periodic and special reports as the Board or UBS Global Americas reasonably may request. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act any records that it maintains for the Portfolio and that are required to be maintained by Rule 31a-I under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio upon request by the Trust.
(e) At such times as shall be reasonably requested by the Board or UBS Global Americas, the Sub-Adviser will provide the Board and UBS Global Americas with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global Americas any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
(f) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global Americas; and will comply with the requirements of the 1940 Act, and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global Americas agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global Americas, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global Americas (other than UBS Financial Services Inc. and UBS Global Americas itself).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global Americas.

5. Compensation.
(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global Americas, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) up to and including $400 million and 0.20% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) above $400 million and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.
(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
(c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation Of Liability.
(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global Americas in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
(b) In no event will the Sub-Adviser have any responsibility for any other series of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Portfolio.
In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolios investments, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code.
Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:
(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global Americas of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.
(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global Americas and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to UBS Global Americas that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global Americas, the Sub-Adviser shall permit UBS Global Americas, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Advisers code of ethics.
(c) The Sub-Adviser has provided UBS Global Americas with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission (SEC), and promptly will furnish a copy of all amendments to UBS Global Americas at least annually.
(d) The Sub-Adviser will notify UBS Global Americas of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.
(e) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global Americas or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global Americas. Notwithstanding, the Sub-Adviser is permitted to disclose information necessary for it to perform its duties under this Agreement to banks, brokers, dealers and other financial intermediaries.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.
(a) This Agreement shall become effective upon the consummation of the anticipated transaction involving a change in control of the Sub-Advisor resulting in the automatic termination of the prior agreement between the parties hereto, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a Meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global Americas has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.
(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.
(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global Americas: (1) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global Americas, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global Americas. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

13. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global Americas upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global Americas will be sent to the attention of the General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Robin Meister, Chief Legal and Risk Officer.

In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, NY 10019
By: /s/ Tammie Lee
Name: Tammie Lee
Title: Director and Associate General Counsel
By: /s/Keith A. Weller
Name: Keith A. Weller
Title: Executive Director & Senior Assoc. GC

Attest:
Fischer Francis Trees & Watts, Inc. (New York)
200 Park Avenue, 46th Floor
New York, NY  10166
By: /s/Colleen Duffy
Name: Colleen Duffy
Title: Legal and Compliance Associate
By: /s/ Robin S. Meister
Name: Robin S. Meister
Title: Chief Legal and Risk Officer, Managing Director

Attest:
Fischer Francis Trees & Watts (United Kingdom)
3 Royal Court
The Royal Exchange
London EC3V 3RA
By: /s/Colleen Duffy
Name: Colleen Duffy
Title: Legal and Compliance Associate
By: /s/ Robin S. Meister
Name: Robin S. Meister
Title: Chief Legal and Risk Officer, Managing Director

Attest:
Fischer Francis Trees & Watts Pte Ltd (Singapore)
50 Raffles Place
#22-01 Singapore Land Tower
Singapore 048623
By: /s/Colleen Duffy
Name: Colleen Duffy
Title: Legal and Compliance Associate
By: /s/ Robin S. Meister
Name: Robin S. Meister
Title: Chief Legal and Risk Officer, Managing Director

Attest:
Fischer Francis Trees & Watts, Kabushiki Kaisha, Ltd (Japan)
Fukoku Seimei Building 21F
2-2, Uchisaiwaicho 2-Chrome
Chiyoda-Ku, Tokyo 100
By: /s/Colleen Duffy
Name: Colleen Duffy
Title: Legal and Compliance Associate
By: /s/ Robin S. Meister
Name: Robin S. Meister
Title: Chief Legal and Risk Officer, Managing Director



For period ending January 31, 2007                           Exhibit 77Q.1
File number 811-8764

SUB-ADVISORY AGREEMENT

Agreement made as of November 30, 2006 between UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (UBS Global Americas), a Delaware corporation, and GOLDMAN SACHS ASSET MANAGEMENT, L.P. (Sub-Adviser), a Delaware Limited Partnership (the Agreement).

RECITALS
(1) UBS Global Americas has entered into a Management Agreement dated as of April 1, 2006, and amended as of August 1, 2006, with UBS PACE Select Advisors Trust (Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), and made applicable to UBS PACE Real Estate Securities Investments (Portfolio) via an Investment Management and Administration Fee Agreement dated as of November 30, 2006 (collectively, the Management Agreement);
and
(2) UBS Global Americas is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global Americas and the Portfolio; and
(3) UBS Global Americas desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global Americas and the Portfolio or a designated portion of the assets (Segment) of the Portfolio; and
(4) The Sub-Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, UBS Global Americas and the Sub-Adviser agree as follows:

1.Appointment.  UBS Global Americas hereby appoints the Sub-
Adviser as an investment sub-adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. UBS Global Americas authorizes the Sub-Adviser to open accounts and execute documents (with standard indemnities) and representation letters in the name of, binding against and on behalf of the Segment for all reasonable and customary purposes necessary or desirable in the Sub-Advisers view to effectuate the Sub-Advisers activities under the Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.
(a) Subject to the supervision and direction of the Trusts Board of Trustees (the Board) and review by UBS Global Americas, and any written guidelines adopted by the Board or UBS Global Americas provided in writing (receipt of which has been acknowledged by Sub-Adviser), the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment.
The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-
Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (Code). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement).
(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser (Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter. Sub-Adviser may communicate with other Sub-
Advisers under limited circumstances at the specific request of UBS Global Americas for compliance and other risk-management purposes to the extent allowed by law.
(c) The Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and that shall be acceptable to the Board. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.
Notwithstanding the above, UBS Global Americas or another service provider for the Trust, and not the Sub-Adviser, shall make any and all filings in connection with any securities litigation or class action lawsuits involving securities held or that were held in the Segment; provided, however, that GSAM is responsible for promptly forwarding to UBS Global Americas documents it receives regarding such matters that are specific to the Portfolio and providing reasonable assistance, if necessary, in making such claims Except as may be provided by applicable law or as otherwise provided herein, the Sub-Advisor shall not incur any liability to UBS Global Americas by reason of any exercise of, or failure to exercise, any such proxy voting discretion and shall not incur any liability for any failure arising from an act or omission of a person other than the Sub-Adviser or its agents. UBS Global Americas understands that the Sub-Adviser establishes from time to time guidelines for the voting of proxies and may employ the services of a proxy voting service to exercise proxies in accordance with the Sub-Advisers guidelines
(d) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global Americas recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.
Subject to the Sub-Advisers obligations to seek best execution, UBS Global Americas agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio or Segment and the Trust with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the Affiliated Broker-Dealers) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission (Form ADV)) of
Section 11(a)(1)(H) of the Securities Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global Americas, the Portfolio or the Trust.
UBS Global Americas further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the Cross Transactions) on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global Americas, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. UBS Global Americas understands that its authority to the Sub-Adviser to execute agency Cross Transactions for the Portfolio is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from UBS Global Americas, and that the failure to terminate such authorization will result in its continuation.
(e) The Sub-Adviser will maintain all books and records required to be maintained, to the extent applicable, pursuant to Rule 31a-1(b)(2)(ii), (3),
(5), (6), (7), (9) and (10) under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global Americas with such periodic and special reports as the Board or UBS Global Americas reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio or Segment are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio or Segment and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio or Segment upon request by the Trust.
(f) At such times as shall be reasonably requested by the Board or UBS Global Americas, the Sub-Adviser will provide the Board and UBS Global Americas with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global Americas any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and UBS Global Americas in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global Americas, each as provided to and whose receipt is acknowledged by the Sub-Adviser, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global Americas agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global Americas, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global Americas (other than UBS Financial Services Inc.).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global Americas.

5. Compensation.
(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global Americas, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.42% up to $50 million and 0.40% on assets in excess of $50 million of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.
(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
(c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.
(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global Americas in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.
In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code.
The Sub-Adviser shall have no responsibility to monitor compliance with respect to other portions of the Portfolio that are not under the Sub-Advisers management, and the Sub-Adviser shall have no responsibility to monitor compliance with limitations and restrictions specifically applicable to the Portfolio or Segment unless such limitations or restrictions are provided to and whose receipt is acknowledged by the Sub-Adviser in writing or which generally apply to an advisor to a registered investment company or a registered investment company under applicable law.
Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. (a) Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:
  (1) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect,any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global Americas of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
  (2) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global Americas and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global Americas that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the reasonable written request of UBS Global Americas, the Sub-Adviser shall permit UBS Global Americas, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1.
  (3) The Sub-Adviser has provided UBS Global Americas with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission (SEC), and promptly will furnish a copy of all amendments to UBS Global Americas at least annually.
UBS Global Americas understands that the Sub-Adviser is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, the Sub-Adviser and its affiliates and their managing directors, directors, officers and employees have multiple interests as more fully disclosed in the Sub-Advisers Form ADV Part II as may be amended from time to time.
  (4) The Sub-Adviser will notify UBS Global Americas of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.
  (5) UBS Global Americas and the Sub-Adviser agree that neither of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.
  (6) It is understood that the name Goldman, Sachs & Co. or Goldman Sachs or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Sub-Adviser or its affiliates and that UBS Global Americas has the right to use to such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Portfolio, only with the prior written approval of the Sub-Adviser, such approval not to be unreasonably withheld, and for so long as the Sub-Adviser is Sub-Adviser of the Portfolio. Notwithstanding the foregoing, the Sub-Advisers approval is not required when (i) previously approved materials are re-issued with minor modifications, (ii) UBS Global Americas and Sub-Adviser identify materials which they jointly determine do not require the Sub-Advisers approval and (iii) used as required to be disclosed in the registration statement of the Portfolio. Upon termination of this Agreement, the Portfolio and UBS Global Americas shall forthwith cease to use such name (or derivative or logo),although UBS Global Americas may continue to use such name (or derivative or logo) to the extent permitted under any other agreement between UBS Global Americas and Sub-Adviser or as otherwise required by law.
(b) Representations and Warranties of UBS Global Americas. UBS Global Americas represents and warrants to the Sub-Adviser the following:
  (1) UBS Global Americas has all requisite corporate power and authority under the laws of the Commonwealth of Delaware and federal securities laws and under the Management Agreement with the Trust to execute, deliver and perform this Agreement.
  (2) UBS Global Americas is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law relevant hereto.
  (3) UBS Global Americas has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission relevant hereto.
  (4) UBS Global Americas has received a copy of Part II of Sub-Advisers Form ADV at least two days in advance of the execution of this contract.
  (5) UBS Global Americas agrees that the Sub-Adviser shall have no responsibility or liability arising out of any non-compliance by the Portfolio or UBS Global Americas with anti-money laundering regulations. UBS Global Americas hereby certifies that UBS Global Americas has implemented an anti-money laundering program and a customer identification program (CIP) that each comply with the requirements of applicable law, including the Bank Secrecy Act and U.S.A. PATRIOT ACT of 2001 and the regulations promulgated thereunder, and that UBS Global Americas or its affiliates will perform or obtain the requisite assurances with respect to the performance of the requirements of such programs with respect to the investors in the Portfolio.
The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.
(a) This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless ithas first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global Americas has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.
(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.
(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global Americas: (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global Americas, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global Americas. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.	Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.
The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligation hereunder is to be regarded as confidential and for use only by UBS Global Americas, the Segment or such persons UBS Global Americas may designate in connection with the Segment. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligation hereunder, particularly, but not limited to, any list of securities which may be bought or sold for the Segment, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services of the Segment

13. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global Americas upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global Americas will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, NY 10019. All notices provided to the Sub-Adviser will be sent to the attention of: Scott Kilgallen, Goldman Sachs Asset Management, 32 Old Slip, 32 Floor, New York, NY 10005

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:
UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
51 West 52nd Street
New York, New York 10019
By: /s/ Eric Sanders
Name: Eric Sanders
Title: Director  & Assoc Gen Counsel
By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Executive Director & Sr. Assoc Gen Counsel


Attest:
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
32 Old Slip
New York, New York 10005
By: /s/ George Djurasovic
Name: George Djurasovic
Title: Vice President and Assistant   General Counsel
By: /s/ Scott E. Kilgallen
Name: Scott E. Kilgallen
Title: Managing Director






For period ending January 31, 2007                           Exhibit 77Q.1
File number 811-8764

AMENDMENT NO. 4

TO AMENDED AND RESTATED TRUST INSTRUMENT OF UBS PACE SELECT ADVISORS TRUST

THIS AMENDMENT NO. 4 (the Amendment), to the Amended and Restated Trust Instrument of UBS PACE Select Advisors Trust, a Delaware statutory trust (the Trust), dated September 13, 2000 (the Trust Instrument), as amended and restated on November 5, 2001 and as amended effective April 8, 2002 and as amended effective December 15, 2005, by and among the trustees of the Trust and the holders, from time to time, of undivided beneficial interests in the assets of the Trust or a series of the Trust (each, a Shareholder and collectively, the Shareholders), is effective as of July 19, 2006.

WHEREAS, at a duly noticed meeting of the trustees on July 19, 2006, pursuant to Article X, Section 8 and Article II, Section 7 of the Trust Instrument, the trustees of the Trust duly approved amendments to the Trust Instrument as set forth in this Amendment without the necessity of their execution thereof; and

WHEREAS, the trustees of the Trust determined that the amendments to the Trust Instrument set forth below do not require the vote of Shareholders pursuant to Article X, Section 8 of the Trust Instrument;

NOW THEREFORE, the trustees of the Trust hereby agree as follows:
1. AMENDMENT TO SCHEDULE A. Schedule A of the Trust Instrument is hereby amended in its entirety as set forth in Exhibit 1 hereto.
2. EFFECT OF AMENDMENT. This Amendment shall be effective and the Trust Instrument shall be deemed to be modified and amended in accordance herewith as of the date of this Amendment. Except as hereby amended, the Trust Instrument shall remain in full force and effect.
3. CAPITALIZED TERMS. Capitalized terms used and not defined herein have the meanings set forth in the Trust Instrument.
4. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

EXHIBIT 1

SCHEDULE A TO AMENDED AND RESTATED TRUST INSTRUMENT OF
UBS PACE SELECT ADVISORS TRUST

(AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 5, 2001,
AND AS FURTHER AMENDED EFFECTIVE APRIL 8, 2002,
AND AS FURTHER AMENDED EFFECTIVE DECEMBER 15, 2005,
AND AS FURTHER AMENDED EFFECTIVE JULY 19, 2006)

SERIES OF THE TRUST

UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE Large Company Value Equity Investments
UBS PACE Large Company Growth Equity Investments
UBS PACE Small/Medium Company Value Equity Investments
UBS PACE Small/Medium Company Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Alternative Strategies Investments
UBS PACE High Yield Investments
UBS PACE Real Estate Securities Investments

CLASSES OF SHARES OF EACH SERIES
An unlimited number of shares of beneficial interest has been established by the Board as Class P shares of the Series designated as UBS PACE Money Market Investments.

An unlimited number of shares of beneficial interest has been established by the Board as Class A shares, Class C shares, Class P shares and Class Y shares of the Series designated as UBS PACE Real Estate Securities Investments.

An unlimited number of shares of beneficial interest has been established by the Board as Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares of each of the other Series listed above. The
Class B shares of each Series consist of an unlimited number of Sub-Class
B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. Each of the Class A shares, Class B shares, Class C shares, Class
P shares and Class Y shares of a Series represents interests in the assets of only that Series and has the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares, except as provided in the Trusts Trust Instrument and as set forth below with respect to the Class B shares of the Series:

1. Each Sub-Class B-1 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-1 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series prospectus and/or statement of additional information) of the month in which the sixth anniversary of the issuance of such Sub-Class B-1 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-1 shares occurred or (ii) for Sub-Class B-1 shares obtained through an exchange, the date on which the issuance of the Sub-Class B-1 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series Sub-Class B-1 shares (the Sub-Class B-1 Conversion
Date)).

2. Each Sub-Class B-2 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-2 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series prospectus and/or statement of additional information) of the month in which the fourth anniversary of the issuance of such Sub-Class B-2 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-2 shares occurred or (ii) for Sub-Class B-2 shares obtained through an exchange, the date on which the issuance of the Sub-Class B-2 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series Sub-Class B-2 shares (the Class B-2 Conversion Date)).

3. Each Sub-Class B-3 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-3 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series prospectus and/or statement of additional information) of the month in which the third anniversary of the issuance of such Sub-Class B-3 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-3 shares occurred or (ii) for Sub-Class B-3 shares obtained through an exchange, the date on which the issuance of the Sub-Class B-3 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series Sub-Class B-3 shares (the Class B-3 Conversion Date)).

4. Each Sub-Class B-4 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-4 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series prospectus and/or statement of additional information) of the month in which the second anniversary of the issuance of such Sub-Class B-4 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-4 shares occurred or (ii) for Sub-Class B-4 shares obtained through an exchange, the date on which the issuance of the Sub-Class B-4 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series Sub-Class B-4 shares (the Class B-4 Conversion Date)).

5. Each Sub-Class B-1, Sub-Class B-2, Sub-Class B-3 or Sub-Class B-4 share of a Series (which may be referred to collectively as Class B shares) purchased through the reinvestment of a dividend or a distribution with respect to the corresponding sub-class of shares and the dividends and distributions on such shares shall be segregated in a separate sub-account on the stock records of the Series for each of the holders of record thereof. On any Class B-1 Conversion Date, Class B-2 Conversion Date, Class B-3 Conversion Date or
Class B-4 Conversion Date (hereinafter referred to as a Conversion Date), a number of the shares held in the sub-account of the holder of record of the corresponding Class B shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class
A shares of the same Series. The number of Class B shares in the holders sub-account so converted shall bear the same relation to the total number of corresponding Class B shares maintained in the sub-account on the Conversion Date as the number of Class B shares of the holder converted on the Conversion Date bears to the total number of the corresponding Class B shares of the holder on the Conversion Date not purchased through the automatic reinvestment of dividends or distributions with respect to the Class B shares.

6. The number of Class A shares into which Class B shares are converted shall equal the number (including for this purpose fractions of a share) obtained by dividing the net asset value per share of the Class B shares for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date by the net asset value per share of the Class A shares for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date.

7. On the Conversion Date, the Class B shares converted into Class A shares will cease to accrue dividends and will no longer be outstanding and the rights of the holders thereof will cease (except the right to receive declared but unpaid dividends to the Conversion Date).

For purposes of the foregoing, the term eligible UBS fund includes any and all mutual funds for which UBS Global Asset Management (Americas) Inc., UBS Global Asset Management (US) Inc., or an affiliate thereof serves as investment adviser, investment manager or principal underwriter that offer shares that
(i) have a contingent deferred sales charge imposed upon certain redemptions of such shares and (ii) are exchangeable with the Class B shares of the Series.

For period ending January 31, 2007                           Exhibit 77Q.1
File number 811-8764

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT

THIS AGREEMENT made as of April 1, 2006 and amended as of August 1, 2006 between UBS PACE SELECT ADVISORS TRUST, a Delaware statutory trust (Trust), and UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (UBS Global Americas), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (Advisers Act).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (1940 Act), as an open-end management investment company, and intends to offer for public sale distinct series of shares of beneficial interest (each a Portfolio); and
WHEREAS, the Trust desires to retain UBS Global Americas as investment manager and administrator to furnish certain administrative, investment advisory and management services to the Trust and each Portfolio as now exists and as hereafter may be established, and UBS Global Americas is willing to furnish such services; and
WHEREAS, the Trust desires and intends to have one or more investment advisers (Sub-Advisers) provide investment advisory and portfolio management services with respect to the Portfolios other than any Portfolios managed by UBS Global Americas;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, it is agreed between the parties hereto as follows:

14. Appointment. The Trust hereby appoints UBS Global Americas as investment manager and administrator of the Trust and each Portfolio for the period and on the terms set forth in this Agreement. UBS Global Americas accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

15. Duties as Investment Manager for UBS PACE Money Market Investments.
(a) Subject to the supervision of the Trusts Board of Trustees (Board), UBS Global Americas will provide a continuous investment program for UBS PACE Money Market Investments, including investment research and management.
UBS Global Americas will determine from time to time what securities and other investments will be purchased, retained or sold by UBS PACE Money Market Investments. UBS Global Americas will be responsible for placing purchase and sell orders for investments and for other related transactions. UBS Global Americas will provide services under this Agreement in accordance with UBS PACE Money Market Investments investment objective, policies and restrictions as stated in the Trusts Registration Statement as it applies to UBS PACE Money Market Investments.
(b) UBS Global Americas agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution. In no instance will portfolio securities be purchased from or sold to UBS Global Americas or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. UBS Global Americas may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by UBS Global Americas or its affiliates. Whenever UBS Global Americas simultaneously places orders to purchase or sell the same security on behalf of UBS PACE Money Market Investments and one or more other accounts advised by UBS Global Americas, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for UBS PACE Money Market Investments.
(c) UBS Global Americas will maintain all books and records required to be maintained by UBS Global Americas pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of UBS PACE Money Market Investments, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global Americas hereby agrees that all records which it maintains for the Trust and UBS PACE Money Market Investments are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.
(d) At such times as shall be reasonably requested by the Board, UBS
Global Americas will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the performance of UBS PACE Money Market Investments and make available to the Board any economic, statistical and investment services normally available to institutional or other customers of UBS Global Americas.
(e) In accordance with procedures adopted by the Board, as amended from time to time, UBS Global Americas is responsible for assisting in the fair valuation of all portfolio securities and will arrange for the provision of a price(s) from a party(ies) independent of UBS Global Americas for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

16. Duties as Investment Manager to Other PACE Portfolios; Appointment of Sub-Advisers.
(a) Subject to the supervision and direction of the Board, UBS Global Americas will provide to the Trust investment management evaluation services principally by performing initial reviews of prospective Sub-Advisers for each Portfolio other than UBS PACE Money Market Investments and supervising and monitoring performance of the Sub-Advisers thereafter. UBS Global Americas agrees to report to the Trust results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. UBS Global Americas further agrees to communicate performance expectations and evaluations tothe Sub-Advisers, and to recommend to the Trust whether agreements with Sub-Advisers should be renewed, modified or terminated.
(b) UBS Global Americas is responsible for informing the Sub-Advisers of the investment objective(s), policies and restrictions of the Portfolio(s) for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Portfolio(s) for which the Sub-Adviser is responsible, and for monitoring the Sub-Advisers discharge of their duties; but UBS Global Americas is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.
(c) With respect to each Portfolio other than UBS PACE Money Market Investments, UBS Global Americas shall enter into an agreement (Sub-Advisory Agreement) with a Sub-Adviser in substantially the form attached hereto as Exhibit I.
(d) UBS Global Americas shall be responsible for the fees payable to and shall pay the Sub-Adviser of each Portfolio the fee as specified in the Sub-Advisory Agreement relating thereto.

17. Duties as Administrator. UBS Global Americas will administer the affairs of the Trust and each Portfolio subject to the supervision of the Board and the following understandings:
(a) UBS Global Americas will supervise all aspects of the operations of the Trust and each Portfolio, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Portfolio.
(b) UBS Global Americas shall provide the Trust and each Portfolio with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Portfolio.
(c) UBS Global Americas will arrange, but not pay, for the periodic updating, filing and dissemination (as applicable) of the Trusts Registration Statement, proxy material, tax returns and required reports to each Portfolios shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.
(d) UBS Global Americas will provide the Trust and each Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.
(e) UBS Global Americas will provide the Board, on a regular basis, with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of UBS Global Americas.

18. Further Duties. In all matters relating to the performance of this Agreement, UBS Global Americas will act in conformity with the Trusts Trust Instrument, By-Laws and the currently effective registration statement under the 1940 Act and any amendments or supplements thereto (Registration Statement) and with the instructions and directions of the Board, and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, Subchapter M of the Internal Revenue Code as applicable to regulated investment companies, and all other applicable federal and state laws and regulations.

19. Services Not Exclusive. The services furnished by UBS Global Americas hereunder are not to be deemed exclusive and UBS Global Americas shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of UBS Global Americas who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

20. Expenses.
(a) During the term of this Agreement, each Portfolio will bear all expenses not specifically assumed by UBS Global Americas incurred in its operations and the offering of its shares.
(b) Expenses borne by each Portfolio will include but will not be limited to the following (or each Portfolios proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Portfolio by UBS Global Americas under this Agreement; (iii) expenses of organizing the Trust and each Portfolio; (iv) filing fees and expenses relating to the registrations and qualification of the Portfolios shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications;
(v) fees and salaries payable to the Trusts Trustees and officers who are not interested persons of the Trust; (vi) all expenses incurred in connection with the Trustees services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Portfolio for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statement of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Portfolio; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xviii) costs of mailing, stationery and communications equipment.
(c) The Trust or the Portfolio may pay directly any expenses incurred by it in its normal operations; and, if any such payment is consented to by UBS Global Americas and acknowledged as otherwise payable by UBS Global Americas pursuant to this Agreement, the Portfolio may reduce the fee payable to UBS Global Americas pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to UBS Global Americas on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.
(d) UBS Global Americas will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.
(e) The payment or assumption by UBS Global Americas of any expenses of the Trust or a Portfolio that UBS Global Americas is not required by this Agreement to pay or assume shall not obligate UBS Global Americas to pay or assume the same or any similar expense of the Trust or a Portfolio on any subsequent occasion.

21. Compensation.
(a) For the administrative services provided to each Portfolio, the Portfolio will pay to UBS Global Americas a fee, computed daily and paid monthly, at an annual rate of 0.20% of each Portfolios average daily net assets.
(b) For investment management services provided pursuant to this Agreement, each Portfolio of the Trust shall pay to UBS Global Americas a fee, computed daily and paid monthly on the first business day of the next succeeding calendar month, at the annual percentage rate of each such Portfolios average daily net assets as set forth in Schedule I to this Agreement.
(c) For the services provided and the expenses assumed pursuant to this Agreement with respect to any Portfolio hereafter established, such Portfolio will pay to UBS Global Americas from the assets of the Portfolio a fee in the amount to be agreed upon in a written fee agreement (Fee Agreement) executed by the Trust on behalf of the Portfolio and by UBS Global Americas. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Agreement.
(d) The fee shall be computed daily and paid monthly to UBS Global Americas on the first business day of the next succeeding calendar month.
(e) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

22. Limitation of Liability of UBS Global Americas. UBS Global Americas, its officers, directors, employees and delegates, including any Sub-Adviser or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it or on the part of its officers, directors, employees or delegates of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of UBS Global Americas who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Portfolio or the Trust or acting with respect to any business of such Portfolio or the Trust, to be rendering such service to or acting solely for the Portfolio or the Trust and as an officer, director, employee, or agent or one under the control or direction of UBS Global Americas even though paid by it.

23. Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Portfolio shall not be liable for any obligations of any Portfolio or the Trust under this Agreement, and UBS Global Americas agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

24. Duration and Termination.
(a) As to any Portfolio, this Agreement shall become effective upon the date the Portfolio commences investment operations provided that, with respect to any Portfolio, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and 9ii) by vote of a majority of that Portfolios outstanding voting securities.
(b) Unless sooner terminated as provided herein, this Agreement shall continue automatically for successive annual periods of twelve months each, provided that such continuance is specifically approved at least annually
(i) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Portfolio, by vote of a majority of the outstanding voting securities of such Portfolio.
(c) Notwithstanding the foregoing, with respect to any Portfolio this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice to UBS Global Americas and may be terminated by UBS Global Americas at any time, without the payment of any penalty, on sixty days written notice to the Trust. Termination of this Agreement with respect to any given Portfolio shall in no way affect the continued validity of this Agreement or performance thereunder with respect to any other Portfolio. This Agreement will automatically terminate in the event of its assignment.

25. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Portfolio shall be effective until approved by vote of a majority of such Portfolios outstanding voting securities.

26. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

27. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, national securities exchange, net assets, prospectus, sale, sell and security shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF; the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

UBS PACE SELECT ADVISORS TRUST
Attest: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: Vice President & Assistant Treasury
By: /s/ Thomas Disbrow
Name: Thomas Disbrow
Title: Vice President & Treasurer


UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
Attest: /s/Eric Sanders
Name: Eric Sanders
Title: Director & Associate General Counsel

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Executive Director & Senior Associate General Counsel


Schedule I
Advisory Fee
UBS PACE Money Market Investments             0.15%

UBS PACE Government Securities Fixed Income Investments
Assets Under Management                       Fee
$0 - $250 million  			      0.50%
On the next $ 250 million - $500 million      0.45%
On the next $500 million - $750 million       0.425%
On the next $750 million - $1 billion         0.40%
Above $1 billion 0.375%

UBS PACE Intermediate Fixed Income Investments
Assets Under Management                       Fee
$0 - $250 million                             0.40%
On the next $ 250 million - $500 million      0.35%
On the next $500 million - $750 million       0.325%
On the next $750 million - $1 billion         0.30%
Above $1 billion                              0.275%

UBS PACE Strategic Fixed Income Investments
Assets Under Management                       Fee
$0 - $250 million                             0.50%
On the next $ 250 million - $500 million      0.45%
On the next $500 million - $750 million       0.425%
On the next $750 million - $1 billion         0.40%
Above $1 billion                              0.375%

UBS PACE Municipal Fixed Income Investments
Assets Under Management                       Fee
$0 - $250 million                             0.40%
On the next $ 250 million - $500 million      0.35%
On the next $500 million - $750 million       0.325%
On the next $750 million - $1 billion         0.30%
Above $1 billion                              0.275%

UBS PACE Global Fixed Income Investments
Assets Under Management                       Fee
$0 - $500 million                             0.60%
On the next $500 million - $1 billion         0.575%
Above $ 1 billion                             0.55%

UBS PACE Large Co Value Equity Investments    0.60%

UBS PACE Large Co Growth Equity Investments
Assets Under Management                       Fee
$0 - $500 million                             0.60%
On the next $ 500 million - $1 billion        0.575
On the next $1 billion - $2 billion           0.55%
Above $ 2 billion                             0.525%

UBS PACE Small/Medium Co Value Equity Investments
Assets Under Management                       Fee
$0 - $ 750 million                            0.60%
Above $ 750 million                           0.575%

UBS PACE Small/Medium Co Growth Equity Investments
Assets Under Management                       Fee
$0 - $ 750 million                            0.60%
Above $ 750 million                           0.575%

UBS PACE International Equity Investments
Assets Under Management                       Fee
$0 - $500 million                             0.70%
On the next $ 500 million - $1 billion        0.675%
On the next $1 billion -- $2 billion          0.65%
Above $ 2 billion                             0.625%

UBS PACE International Emerging Markets Equity Investments
Assets Under Management                       Fee
$0 - $500 million                             0.90%
On the next $ 500 million - $1 billion        0.875%
On the next $1 billion - $2 billion           0.85%
Above $ 2 billion                             0.825

UBS PACE High Yield Investments
Assets Under Management                       Fee
$0 - $500 million                             0.60%
On the next $500 million - $1 billion         0.55%
On the next $1 billion - $1.5 billion         0.525%
On the next $1.5 billion - $2 billion         0.500%
Above $2 billion                              0.475%
UBS PACE Alternative Strategies Investments
Assets Under Management                       Fee
$0 - $500 million                             1.200%
On the next $500 million - $1 billion         1.150%
On the next $1 billion - $1.5 billion         1.100%
On the next $1.5 billion - $2 billion         1.075%
Above $2 billion                              1.050%


EXHIBIT 1
FORM of SUB-ADVISORY AGREEMENT

Agreement made as of [Date] between UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (UBS Global Americas), a Delaware corporation, and [Sub-Adviser] (Sub-Adviser), a limited liability company (the Agreement).

RECITALS
(1) UBS Global Americas has entered into a Management Agreement dated April 1, 2006 and amended as of August 1, 2006 (Management Agreement) with UBS PACE Select Advisors Trust (Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to [Portfolio] (Portfolio);
(2) UBS Global Americas desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global Americas and the Portfolio; and
(3) the Sub-Adviser is willing to provide such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, UBS Global Americas and the Sub-Adviser agree as follows:

28. Appointment. UBS Global Americas hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

29. Duties as Sub-Adviser.
(a) Subject to the supervision and direction of the Trusts Board of Trustees (the Board) and review by UBS Global Americas, and any guidelines adopted by the Board or UBS Global Americas, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets (Segment) of the Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser may from time to time seek research assistance and may rely upon resources available to it through its affiliated companies to the extent such actions would not constitute an assignment for purposes of the 1940 Act but in no case shall such assistance and/or reliance relieve the Sub-Adviser of any of its obligations hereunder, nor shall the Portfolio or Segment or UBS Global Americas be responsible for any additional fees or expenses hereunder as a result. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (Code). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement).
(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser (Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.
(c) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global Americas recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.
(d) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global Americas with such periodic and special reports as the Board or UBS Global Americas reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act any records that it maintains for the Portfolio and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio upon request by the Trust.
(e) At such times as shall be reasonably requested by the Board or UBS Global Americas, the Sub-Adviser will provide the Board and UBS Global Americas with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global Americas any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
(f) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

30. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement and with the instructions and directions of the Board and UBS Global Americas; and will comply with the requirements of the 1940 Act, and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global Americas agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global Americas, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global Americas (other than UBS Financial Services Inc.).

31. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement.

32. Compensation.
(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global Americas, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of [0.__]% of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.
(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
(c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

33. Limitation Of Liability.
(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global Americas in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement
(b) In no event will the Sub-Adviser have any responsibility for any other series of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Portfolio, the Trusts custodian, administrator, distributor or any broker-dealer selected with due care by the Sub-Adviser to effect transactions for the Portfolio.
In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolios investments, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code.
Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

34. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:
(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global Americas of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global Americas and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to UBS Global Americas that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global Americas, the Sub-Adviser shall permit UBS Global Americas, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Advisers code of ethics.
(c) The Sub-Adviser has provided UBS Global Americas with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission (SEC), and promptly will furnish a copy of all amendments to UBS Global Americas at least annually
(d) The Sub-Adviser will notify UBS Global Americas of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.
(e) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global Americas or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global Americas.

35. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

36. Duration and Termination.
(a) This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global Americas has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.
(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.
(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global Americas: (1) upon 120 days written notice to the Sub-Adviser; (ii) immediately upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global Americas, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global Americas. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio.

37. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

38. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

39. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

40. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global Americas upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global Americas will be sent to the attention of the General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of the Compliance Officer.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
51 West 52nd Street
New York, NY 10019

Attest:
By:
Name:
Title:
By:
Name:
Title:

[SUB-ADVISER]
[Address]

Attest:
By:
Name:
Title:
By:
Name:
Title:


For period ending January 31, 2007				   Exhibit 77Q.1
File number 811-8764

INVESTMENT MANAGEMENT AND ADMINISTRATION FEE AGREEMENT
FOR UBS PACE REAL ESTATE SECURITIES INVESTMENTS

Agreement made as of November 30, 2006 between UBS PACE Select Advisors Trust, a Delaware statutory trust (Trust), on behalf of UBS PACE Real Estate Securities Investments (Portfolio), a series of shares of beneficial interest of the Trust, and UBS Global Asset Management (Americas) Inc. (UBS Global AM), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust has appointed UBS Global AM as investment manager and administrator for each series of shares of beneficial interest of the Trust as now exists and as hereafter may be established, pursuant to an Investment Management and Administration Agreement dated as of April 1, 2006, and amended as of August 1, 2006 between the Trust and UBS Global AM (Management Agreement); and

WHEREAS, the Portfolio has been established as a new series of shares of the Trust;

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. For the administrative services provided to the Portfolio, the Portfolio will pay to UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 0.20% of the Portfolios average daily net assets.

2. For the investment management services provided to the Portfolio, the Portfolio shall pay to UBS Global AM a fee, computed daily and paid monthly on the first business day of the next succeeding calendar month, at the annual percentage rate of such Portfolios average daily net assets as set forth below:

       	Portfolio Assets				Fee
       	$0-500 million					0.600%
       	Above $500 million and up to $1 billion	        0.550%
       	Above $1 billion and up to $1.5 billion	        0.525%
       	Above $1.5 billion and up to $2 billion	        0.500%
       	Above $2 billion				0.475%

3. The fee shall be computed daily and paid monthly to UBS Global AM on the first business day of the next succeeding calendar month.

4. If this Fee Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

5. This Fee Agreement shall be subject to all terms and conditions of the Management Agreement.

6. This Fee Agreement shall become effective upon the date written above, provided that it shall not take effect unless it has first been approved (i) by a vote of a majority of the Trustees of the Trust who are not parties to this Fee Agreement or the Management Agreement or interested persons of any such persons at a meeting called for the purpose of such approval and (ii) by vote of a majority of the Portfolios outstanding voting securities.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first written above.

UBS PACE SELECT ADVISORS TRUST

By: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: VP & Assistant Treasurer
By: /s/ Tammie Lee
Name: Tammie Lee
Title: VP & Assistant Secretary

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Executive Director and Sr. Assoc. Gen. Counsel
By: /s/ Eric Sanders
Name: Eric Sanders
Title: Director & Assoc. General Counsel


For period ending January 31, 2007			           Exhibit 77Q.1
File number 811-8764



UBS PACE SELECT ADVISORS TRUST

CERTIFICATE OF VICE PRESIDENT AND ASSISTANT SECRETARY FOR BOARD RESOLUTIONS APPROVING BYLAW AMENDMENT

I, Keith A. Weller, Vice President and Assistant Secretary of UBS PACE Select Advisors Trust (the Trust), hereby certify that, at a duly convened meeting of the Board of Trustees of the Trust held on November 15, 2006, the Board of Trustees duly and unanimously approved the following preambles and resolution:

WHEREAS, the Nominating and Corporate Governance Committee of the Board has recommended to the full Board that the Boards mandatory retirement age be changed from 72 to 74; and

WHEREAS, the Board has accepted the Nominating and Corporate Governance Committees recommendation and has determined that it is in the best interest of the Trust to change the Boards retirement age policy;

NOW, THEREFORE, BE IT

RESOLVED, that pursuant to the relevant section of the Funds Amended and Restated Bylaws, as amended (the Bylaws), concerning amendments to the Trusts Bylaws, Article II, Section 2 of the Trusts Bylaws be, and it hereby is, amended to read as follows:

Section 2. Retirement of Trustees. Each Trustee who has attained the age of seventy-four (74) years shall retire from service as a Trustee on the last day of the month in which he or she attains such age. Notwithstanding anything in this Section, a Trustee may retire at any time as provided for in the governing instrument of the Fund.

IN WITNESS WHEREOF, I have signed this certificate as of the 21st day of March, 2007.

UBS PACE SELECT ADVISORS TRUST

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Vice President and Assistant Secretary

DC - 406537.1